UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 11, 2023

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The Nasdaq Global Select Market
1.625% Notes due 2024	VZ 24B	New York Stock Exchange
4.073% Notes due 2024	VZ 24C	New York Stock Exchange
0.875% Notes due 2025	VZ 25	New York Stock Exchange
3.25% Notes due 2026	VZ 26	New York Stock Exchange
1.375% Notes due 2026	VZ 26B	New York Stock Exchange
0.875% Notes due 2027	VZ 27E	New York Stock Exchange
1.375% Notes due 2028	VZ 28	New York Stock Exchange
1.125% Notes due 2028	VZ 28A	New York Stock Exchange
2.350% Fixed Rate Notes due 2028	VZ 28C	New York Stock Exchange
1.875% Notes due 2029	VZ 29B	New York Stock Exchange
0.375% Notes due 2029	VZ 29D	New York Stock Exchange
1.250% Notes due 2030	VZ 30	New York Stock Exchange
1.875% Notes due 2030	VZ 30A	New York Stock Exchange
4.250% Notes due 2030	VZ 30D	New York Stock Exchange
2.625% Notes due 2031	VZ 31	New York Stock Exchange
2.500% Notes due 2031	VZ 31A	New York Stock Exchange
3.000% Fixed Rate Notes due 2031	VZ 31D	New York Stock Exchange
0.875% Notes due 2032	VZ 32	New York Stock Exchange
0.750% Notes due 2032	VZ 32A	New York Stock Exchange
1.300% Notes due 2033	VZ 33B	New York Stock Exchange
4.75% Notes due 2034	VZ 34	New York Stock Exchange
4.750% Notes due 2034	VZ 34C	New York Stock Exchange
3.125% Notes due 2035	VZ 35	New York Stock Exchange
1.125% Notes due 2035	VZ 35A	New York Stock Exchange
3.375% Notes due 2036	VZ 36A	New York Stock Exchange
2.875% Notes due 2038	VZ 38B	New York Stock Exchange
1.875% Notes due 2038	VZ 38C	New York Stock Exchange
1.500% Notes due 2039	VZ 39C	New York Stock Exchange
3.50% Fixed Rate Notes due 2039	VZ 39D	New York Stock Exchange
1.850% Notes due 2040	VZ 40	New York Stock Exchange
3.850% Fixed Rate Notes due 2041	VZ 41C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Shareholders of Verizon Communications Inc. (“Verizon”) held on May 11, 2023, the following items were submitted to a vote of shareholders.

The number of shares of common stock present at the meeting was 3,485,370,992 or 82.91% of the shares of common stock outstanding on March 13, 2023, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes

Shellye Archambeau	2,632,112,511	113,619,113	16,701,179	722,938,189

Roxanne Austin	2,660,952,848	85,422,398	16,057,557	722,938,189

Mark Bertolini	2,686,116,229	58,310,918	18,005,656	722,938,189

Vittorio Colao	2,697,468,819	47,391,404	17,572,580	722,938,189

Melanie Healey	2,600,828,024	145,474,683	16,130,096	722,938,189

Laxman Narasimhan	2,660,308,826	84,203,767	17,920,210	722,938,189

Clarence Otis, Jr.	2,557,683,503	187,645,265	17,104,035	722,938,189

Daniel Schulman	2,677,832,166	67,376,615	17,224,022	722,938,189

Rodney Slater	2,600,955,629	143,912,479	17,564,695	722,938,189

Carol Tomé	2,700,975,322	45,150,402	16,307,079	722,938,189

Hans Vestberg	2,482,870,823	255,753,243	23,808,737	722,938,189

Gregory Weaver	2,688,390,057	56,085,068	17,957,678	722,938,189

(b)

The proposal regarding the advisory vote to approve executive compensation was approved with 2,433,965,968 votes for, 245,477,777 votes against, 82,989,058 abstentions and 722,938,189 broker non-votes.

(c)

The votes cast on the proposal regarding the advisory vote on the frequency of future advisory votes to approve executive compensation were as follows: 2,590,181,124 votes for every year, 15,560,273 votes for every two years, 78,360,843 votes for every three years, 78,330,563 abstentions and 722,938,189 broker non-votes. Based on these voting results, at this time, Verizon will maintain its current policy of holding an advisory vote to approve executive compensation every year.

(d)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2023 was ratified with 3,311,006,974 votes for, 158,229,180 votes against and 16,134,838 abstentions.

(e)	The shareholder proposal regarding government requests to remove content was defeated with 72,767,462 votes for, 2,586,396,039 votes against, 103,269,302 abstentions and 722,938,189 broker non-votes.

(f)

The shareholder proposal regarding a prohibition on political contributions was defeated with 166,344,335 votes for, 2,494,332,903 votes against, 101,755,565 abstentions and 722,938,189 broker non-votes.

(g)	The shareholder proposal regarding an amendment to the clawback policy was defeated with 1,010,897,081 votes for, 1,658,287,093 votes against, 93,248,629 abstentions and 722,938,189 broker non-votes.

(h)

The shareholder proposal regarding shareholder ratification of annual equity awards was defeated with 311,376,322 votes for, 2,367,850,225 votes against, 83,206,256 abstentions and 722,938,189 broker non-votes.

(i)	The shareholder proposal regarding an independent chair was defeated with 801,454,941 votes for, 1,878,457,848 votes against, 82,520,014 abstentions and 722,938,189 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON COMMUNICATIONS INC.

Date: May 16, 2023	By	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary